7. ADVANCE, DEPOSIT AND INVESTMENT IN AKKERMAN FINLAND OY: Schedule of Calculation for the Investment in AFOy (Tables)	12 Months Ended
Dec. 31, 2023
Tables/Schedules
Schedule of Calculation for the Investment in AFOy
	2023	2022
AFOy’s net loss	$56,264	$128,517
The Company’s ownership %	49%	49%
Share of loss of an associate	$27,569	$62,973